Acquisitions and Divestitures (Tables)	12 Months Ended
Dec. 31, 2016
AOL Inc
Purchase Price Identified Based on Fair Value of Assets Acquired and Liabilities Assumed

The following table summarizes the consideration to AOL’s shareholders and the identification of the assets acquired, including cash acquired of $0.5 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of AOL’s noncontrolling interests:

(dollars in millions)	As of June 23, 2015
Cash payment to AOL’s equity holders	$3,764
Estimated liabilities to be paid(1)	377

Total consideration	$4,141

Assets acquired:
Goodwill	$1,938
Intangible assets subject to amortization	2,504
Other	1,551

Total assets acquired	5,993

Liabilities assumed:
Total liabilities assumed	1,851

Net assets acquired:	4,142
Noncontrolling interest	(1)

Total consideration	$4,141

(1)

During the year ended December 31, 2016, we made cash payments of $179 million in respect of acquisition-date estimated liabilities to be paid. As of December 31, 2016, the remaining balance of estimated liabilities to be paid was $198 million.